                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 28, 2001


                        PROLONG INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

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
            Nevada                  000-22803                     74-2234246
(State or other jurisdiction (Commission File Number) (I.R.S. Employer Identification No.)
      of incorporation)
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            6 Thomas, Irvine, CA                                      92618
            (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 587-2700


                                 Not applicable
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         On December 7, 1998, Prolong International Corporation, a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (File No. 001-14123, the "Initial Current Report") that disclosed, among other things, the acquisition by the Company (the "Acquisition") of substantially all of the assets and the assumption of certain liabilities of EPL Pro-Long, Inc., a California corporation ("EPL"), pursuant to the terms of an Agreement and Plan of Reorganization dated February 5, 1998, as amended on June 29, 1998 (the "Acquisition Agreement"). Pursuant to the terms of the Acquisition Agreement, the Company issued to EPL an aggregate of 2,981,035 shares of the Company's common stock. The Initial Current Report also disclosed the pending litigation filed by Michael Walczak et al., on behalf of themselves and other similarly situated shareholders of EPL, in the U.S. District Court in San Diego, California (the "Court") against the Company, its wholly-owned operating subsidiary Prolong Super Lubricants, Inc. ("PSL"), EPL and each of their respective former and current officers and directors.

         On December 29, 1998, the Company filed a second Current Report on Form 8-K (File No. 001-14123, the "Second Current Report") to update the earlier disclosure to include the results of the Court's hearing held on December 14, 1998 regarding the issuance of a preliminary injunction. The Second Current Report disclosed, in part, that at such hearing the Court ordered a further hearing on the preliminary injunction on December 30, 1998.

         On January 13, 1999, the Company filed a third Current Report on Form 8-K (File No. 001-14123, the "Third Current Report," and referred to collectively with the Initial Current Report and the Second Current Report as the "Current Reports") to further update the earlier disclosure to include the results of the Court's second hearing on December 30, 1998. The Third Current Report disclosed, in part, that at such hearing the Court entered a preliminary injunction against the Company's asset purchase transaction with EPL. The preliminary injunction prevented EPL from completing its liquidation in accordance with the terms of the Acquisition Agreement. The Current Reports are incorporated herein by this reference.

         Subsequent to the December 30, 1998 hearing, the defendants successfully moved to change venue and the case was ordered transferred to the Western Division of the United States District Court for the Central District of California. In December 1999, plaintiffs' counsel was disqualified on the grounds of unwaivable conflict of interest. Lead plaintiffs selected new counsel. Following a mediation, the parties agreed upon the terms of a settlement. Pursuant to the terms of the settlement, in exchange for a dismissal with prejudice, the Company agreed to issue an additional 1,350,695 shares of its common stock as additional consideration for the Acquisition (the "Supplemental Settlement Shares"), or an aggregate of 4,331,730 shares (including the consideration received by EPL in connection with the Acquisition described in the Initial Current Report, the "Total Shares"). One-third of the Supplemental Settlement Shares are to be distributed to certain of plaintiffs' attorneys and the balance of the Supplemental Settlement Shares are to be distributed to EPL shareholders. The Court approved the terms of the settlement on October 12, 2001. The case was settled without any admission of wrongdoing or liability on the part of the defendants. In connection with the settlement, the Company and EPL entered into an amendment to the Acquisition Agreement dated December 21, 2001, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.35 and incorporated herein by reference. A copy of the press release issued by the Company concerning the completion of the Acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference. Settlement of this case will have no material adverse affect on the Company's financial position or results of operation.

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         In connection with the settlement, in addition to the issuance of the
Supplemental Settlement Shares the Company has agreed to waive its claims to reimbursement for EPL's accrued expenses of approximately $430,000 to date, and, upon prior approval of the Company, to assume and pay additional reasonable fees and expenses incurred by EPL to complete its dissolution (the "Expense Waiver"). In connection with the Expense Waiver, EPL and its directors and officers entered into a release agreement to release any and all claims against the defendants. It was agreed between the parties that the payment of the Supplemental Settlement Shares and the Expense Waiver would constitute additional purchase price for the Acquisition. EPL returned its original stock certificate representing an aggregate of 2,981,035 shares of the Company's common stock issued in connection with the Acquisition and new certificates representing the Total Shares were issued to the EPL shareholders and the plaintiffs' attorneys without restrictive legend on or about December 28, 2001.

Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  Exhibit Number     Description

                  10.35 Amendment to the Agreement and Plan of Reorganization, dated December 21, 2001, by and between EPL Pro-Long, Inc., a California corporation, and Prolong International Corporation, a Nevada corporation.

                  99.1               Press Release dated January 31, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROLONG INTERNATIONAL CORPORATION



January 31, 2002                    /s/  Nicholas Rosier
                                    --------------------------------------------
                                    Nicholas Rosier, Chief Financial Officer

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                                  EXHIBIT INDEX

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
                                                                                          Sequentially
Exhibit        Description                                                                Numbered Page
-------        -----------                                                                -------------
Number
------
10.35          Amendment to the Agreement and Plan of Reorganization, dated
               December 21, 2001, by and between EPL Pro-Long, Inc., a
               California corporation, and Prolong International Corporation, a
               Nevada corporation.                                                              6

99.1           Press Release dated January 31, 2002.                                            9
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